Exhibit 10.1b

Form for Directors

 NON-QUALIFIED STOCK OPTION AWARD

PURSUANT TO THE SUMMIT BANK CORPORATION

1998 STOCK INCENTIVE PLAN

            THIS AWARD is made as of the Grant Date by SUMMIT BANK CORPORATION (the "Company") to ____________________________________ (the "Optionee").

            Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an option (the "Option"), as described below, to purchase the Option Shares.

            A.        Grant Date:  February 28, 2005.

B.         Type of Option:  Non-Qualified Stock Option issued under the Summit Bank Corporation 1998 Stock Incentive Plan (the "Plan").

C.         Plan under which granted:  Summit Bank Corporation 1998 Stock Incentive Plan.

D.        Option Shares:  All or any part of 5,000 shares of the Company's common stock, $.01 par value per share (the "Stock"), subject to adjustment as provided in the attached Terms and Conditions.

E.         Exercise Price:  $15.01 per share, subject to adjustment as provided in the attached Terms and Conditions.

F.         Option Period:   The Option may be exercised only during the Option Period which commences on the Grant Date and ends on the earlier of (a) the tenth (10th) anniversary of the Grant Date; or (b) the later of the date (i) three (3) months following the date the Optionee ceases to be a director of the Company for any reason other than due to death, or Disability; or (ii) twelve (12) months following the date the Optionee ceases to be a director of the Company due to death or Disability.  Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

            IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                                                        SUMMIT BANK CORPORATION

                                                                        By:

                                                                        Title:

TERMS AND CONDITIONS

TO THE

NON-QUALIFIED STOCK OPTION AWARD

PURSUANT TO THE SUMMIT BANK CORPORATION

1998 STOCK INCENTIVE PLAN

            1.         Exercise of Option.  Subject to the provisions of the Plan and the Award which is made pursuant to the Summit Bank Corporation 1998 Stock Incentive Plan and subject also to these Terms and Conditions, which are incorporated in and made a part of the attached Award:

(a)        the Option may be exercised with respect to all or any portion of the Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1; and

(b)        payment to the Company of the Exercise Price multiplied by the number of Option Shares being purchased (the "Purchase Price") as provided in Section 2.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price, the Company shall cause to be issued a certificate representing the Option Shares purchased.

            2.         Purchase Price.  Payment of the Purchase Price for all Option Shares purchased pursuant to the exercise of an Option shall be made

                        (a)        in cash or certified check;

                        (b)        by delivery to the Company of a number of shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price;

             (c)        by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised; provided, however, that any such cashless exercise must be effected in a manner consistent with the restrictions of Section 13(k) of the Securities Exchange Act of 1934 (Section 402 of the Sarbanes-Oxley Act of 2002); or

(d)        or any combination of the foregoing.

            3.         Vested Option Shares.  The Option Shares shall be immediately vested and exercisable as of the Grant Date.

            4.         Rights as Shareholder.  Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares.  The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

            5.         Restriction on Transfer of Option and of Option Shares.  Except as otherwise expressly permitted by the Committee in writing, the Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his/her disability, by his/her personal representative) and after his/her death, only by his/her legatee or the executor of his/her estate.

            6.         Changes in Capitalization.

(a)        Except as provided in Subsection (b) below, if the number of shares of Stock shall be increased or decreased by reason of a subdivision or combination of shares of Stock, the payment of an ordinary stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

(b)        In the event of a merger, consolidation, reorganization, extraordinary dividend or other change in the corporate structure of the Company, including a Change in Control, or tender offer for shares of Stock, the Company shall provide for an appropriate adjustment to the Option or provide for the substitution of a new option which adjustment or substitution shall be consistent with the event requiring the adjustment or substitution; provided, however, in the event the Company will not be the surviving entity as a result of the event and the surviving entity does not agree to the adjustment or substitution, the Committee may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the Change in Control.

(c)        The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

            7.         Special Limitation on Exercise.  No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state.  If a registration statement is not in effect under the Securities Act of 1933, or any applicable state securities law with respect to shares of Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

            8.         Legend on Stock Certificates.  Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

            9.         Governing Laws.  This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Georgia; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.

            10.        Successors.  This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

            11.        Notice.  Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient.  Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

            12.        Severability.  In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

            13.        Entire Agreement.  Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

            14.        Violation.  Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

            15.        Headings and Capitalized Terms.  Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions.  Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

            16.        Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

            17.        No Right to Continued Service.  Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued service as a director of the Company or in any other capacity.

EXHIBIT 1

NOTICE OF EXERCISE OF

STOCK OPTION TO PURCHASE

COMMON STOCK OF

SUMMIT BANK CORPORATION

Name

Address

                                                                                                            Date

Summit Bank Corporation

4360 Chamblee-Dunwoody Road

Atlanta, GA  30341

Attn: Corporate Secretary

Re:       Exercise of Non-Qualified Stock Option

Gentlemen:

            Subject to acceptance hereof by Summit Bank Corporation (the "Company") pursuant to the provisions of the Summit Bank Corporation 1998 Stock Incentive Plan (the "Plan") I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of common stock $.01 par value ("Common Stock"), of the Company under the Non-Qualified Stock Option Award (the "Award") dated as of ____________.  The purchase shall take place as of __________, 200__ (the "Exercise Date").

            On or before the Exercise Date, I will pay the applicable purchase price as follows:

                      [  ]          by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Summit Bank Corporation.

                      [  ]          by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement.  If the number of shares of Common Stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

                      [  ]          by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price.  If the number of shares of Common Stock represented by such certificate exceeds the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

                      [  ]          by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System.  I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

            As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

            If the Common Stock being acquired is not registered for issuance to the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I understand and agree that I may be required to make such additional representations, warranties, covenants, and agreements with the Company as the Company may reasonably request.

            I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                                                                Very truly yours,

AGREED TO AND ACCEPTED:

SUMMIT BANK CORPORATION

By:

Title:

Number of Shares

Exercised:

Number of Shares

Remaining:                                                                                            Date: